Cook & Bynum Funds Trust

Supplement dated October 26, 2011
to the
Statement of Additional Information dated January 28, 2011
for
The Cook & Bynum Fund
(sole series of the Cook & Bynum Funds Trust)

The table located within the section “Investment Adviser—Ownership of Fund Securities” is hereby deleted in its entirety and replaced with the following:

Name of Portfolio Manager	Dollar Range of Equity Securities in The Cook & Bynum Fund
Richard P. Cook	$100,001 – $500,000
J. Dowe Bynum	$100,001 – $500,000